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                                                                    EXHIBIT 10-B

Class A Common Stock

                  SUBSCRIPTION TO SHARES OF TRUE VALUE COMPANY
WORLD HEADQUARTERS      8600 W. BRYN MAWR AVE.      CHICAGO, ILLINOIS 60631-3505

                        THESE ARE SPECULATIVE SECURITIES

     The undersigned hereby subscribes and agrees to pay for sixty (60) shares of the Class A Common Stock of TRUE VALUE COMPANY, a Delaware corporation (herein called the "Company") at the price of $100 per share, such purchase price to be payable in accordance with the following terms:

                            $6,000.00 check attached
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     Said shares shall be issued to the undersigned when fully paid for.

     The undersigned acknowledges receipt of a copy of the currently effective Prospectus, descriptive of the offering of said shares of Class A Common Stock. Contemporaneously with the execution hereof, the undersigned is executing and delivering a Member Agreement with the Company.

     The undersigned in consideration of the acceptance by the Company of this subscription and in consideration of the subscriptions of other subscribers to shares of the Company upon like terms, agrees with the Company, and with the other subscribers and Stockholders of the Company to be bound by all of the provisions of the Certificate of incorporation and By-laws of the Company, as from time to time amended, including the provisions thereof which state the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions of the Class
     A Common Stock and Class B Common Stock of the Company, which include, without limiting the generality of the foregoing, provisions specifying the following rights and powers:

     (I) the Company's right by a two-thirds vote of its Directors, to purchase, when in the best interests of the company, all of the Class A and B Common Stock owned by any stockholder;

     (II) the obligation of the Company to buy and the obligation of any stockholder to sell all Class A and Class B Common Stock owned by a stockholder in the event of termination of the Member Agreement between the Company and the stockholder;

     (III) the Company's option to purchase, at par value, in the event of any proposed or attempted disposition of any common stock of the Company by any stockholder; and

     (IV) the Company's lien upon and right of set-off against all the shares of every stockholder to secure payment of such indebtedness of any such stockholder to the Company as may from time to time exist for whatever reasons.

If the funds necessary to consummate any such purchase of a stockholder's shares shall have been duly provided by the Company and shall be available to the stockholder on the date of purchase fixed in the written demand addressed to the stockholder, then from and after such date all rights and privileges incident to the ownership of the shares (including, but not limited to, the right of dividends thereon) shall cease, except only the right to receive the purchase price plus a sum equal to any dividends declared but unpaid at said date and accrued Patronage Dividends for the relevant year or a portion thereof (to be paid in the manner provided for payment Of all Patronage Dividends) all without interest and subject to the Corporation's liens and right of setoff.
The Terminated Stockholder shall promptly remit any certificates duly endorsed in blank or with stock powers, and from and after such date of purchase the Company shall be at liberty to cancel the certificate or certificates representing said shares upon the books of the Company.

The undersigned understands and agrees that this subscription for shares shall become effective only upon acceptance thereof by the Company, and further agrees that all of the terms and provisions of the aforesaid-Prospectus are incorporated herein by this reference thereto as if set forth herein verbatim.


WITNESS the hand and seal of the undersigned this _________ day of __________, 20__

NAME                                     FIRM NAME
    -------------------------------                ---------------------------
            Signature

Address                                  d/b/a
       ----------------------------           ---------------------------------

City, State, Zip                         Address
                -------------------             --------------------------------

Accepted for TRUE VALUE COMPANY          City, State, Zip
                                                         -----------------------

This        day of          , 20         By
    -------        ----------    --        -------------------------------------
                                                    Signature and Title

By                                                CORPORATIONS AFFIX SEAL
  ---------------------------------
    Signature and Title of Officer

Note:

(1) If remittance is made by mail, check or money order should be enclosed payable to TRUE VALUE COMPANY, 8600 W. Bryn Mawr Ave., Chicago, Illinois 60631-3505.

     All remittances should be made to this Corporation only through agents duly authorized in writing by TRUE VALUE COMPANY to collect subscriptions.

(2) Signature must correspond to the name in which the certificates are to be Issued.